UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-30B-2

SHAREHOLDER NEWSLETTER

Investment Company Act file number: 811-6027

KAVILCO INCORPORATED

(Exact name of registrant as specified in charter)

600 University Street, Suite 3010, Seattle, Washington 98101-1129

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (206) 624-6166

Date of fiscal year end: December 31, 2016

Date of reporting period: March 23, 2016

Kavilco Incorporated Newsletter

March 16, 2015

Note to SEC: Kavilco Incorporated is an Alaska Native Corporation that operates under the Investment Company Act of 1940. The Alaska Native Claims Settlement Act, which is our primary regulating authority, places numerous restrictions on the Company's stock. Kavilco's stock can only be transferred by court decree or gifting to a blood relative, and cannot be sold or used as collateral. The following report has been edited to include articles only. The table of contents, Kavilco general contact information, and general Kavilco stock photos of the Kavilco President, and a Director, and photos of two shareholders have not been included.

President's Report

Food for Thought

One of the issues loved ones have to deal with when a shareholder passes on has to do with how the will is written with regard to Kavilco and or Sealaska Stock. For example, the will may state that the deceased wants the named beneficiary in the will to receive all 100 shares of Kavilco Stock. Kavilco, on more than one occasion, has seen that after the will is written the deceased shareholder unexpectedly received additional Kavilco and or Sealaska stock. It is what happens with the additional stock that then becomes the issue to be dealt with in probate court. This is exactly what they did not want to happen.

I think wills need to be written or updated to read “I, John Doe, being of sound mind and capacity will ALL of my Kavilco stock to (whomever)” or “I, John Doe, being of sound mind and capacity will ALL of my Kavilco stock to be split evenly (or specific percentages) between (whomever)” and the same could be done regarding Sealaska Stock.

Important Reminder

The 1.5 acre Kavilco shareholder lots are in no way, shape, or form linked to Kavilco Stock. On many occasions our shareholders assumed that when they willed their Kavilco shares it included the shareholders lot. This is not the case because if they were, over time, these lots would get fractionalized and have far too many names on title to the land, It would then be nearly impossible to make improvements on this land and one of the reasons they were never linked.

Sincerely,

/s/Louis L. Jones, Sr.

Louis L. Jones, Sr., President, Kavilco Incorporated

Dividend Declaration

I am pleased to announce that on March 11, 2016, the Kavilco Board of Directors declared a cash dividend of $21.00 per share. This dividend was paid to shareholders of record as of March 14, 2015. The dividend was payable on March 23, 2016 and reflects undistributed earnings from 2015.

A Registered Investment Company (RIC) must distribute at least 90% of their earnings to avoid being subject to a 40% federal income tax rate. For shareholders with 100 shares your dividend is $2,100.00.

If Kavilco was not a Registered Investment Company and had to pay income tax your dividend after tax would be $1,260.00. You receive an additional $840.00 because Kavilco does not have to pay federal income tax.

Port of Kasaan - 2016 Cruise Ship Schedule

Whale House Restoration

The Whale House rededication ceremony has been set for September 3, 2016 in Kasaan. Come celebrate and honor your ancestors with Kavilco, the Organized Village of Kasaan, the Kasaan Haida Heritage Foundation, and others.

Celebrate the work of Kasaan Native Carvers Stormy Hamar (lead carver), Justin Henricks, Harley Bell-Holter and Eric Hamar who have been working on this project with their hearts and minds, keeping our traditions alive.

The Kavilco President and Board of Directors will all be in Kasaan for the Ceremony and we hope to see you there.

Portfolio

The economy is in a downward trend. Headline employment gains would lead one to believe the economy is on the mends. However, there are 94 million people who are not in the labor force and the labor participation rate of 62.7% is record low. The Gross Domestic Product (this is a broad measurement of the nation’s overall economic activity over a specific time period) has not exceeded 3% over the last 10-years. The last time this occurred was during the Great Depression of the 1930’s.

At the last meeting of the Board, based on the various indicators reviewed, it appears that many of the hallmarks of a U.S. recession are in place: rising risk aversion among lenders, building corporate defaults, escalating corporate debt and the financial shock emanating from excessive debt in the energy sector. Global financial stress also adds to the uncertainty.

In the face of disappointing growth and low inflation, on December 15, 2015 the federal government raised interest rates a quarter of a point. It is extraordinary to see the rates rise when oil and commodity prices are plunging and manufacturing activity is so weak. It is not unheard of that a global situation and an economic slowdown could force the Fed to backtrack.

Negative growth projections for the global economy are in the financial markets from China to the UK and Canada, forty global stock indexes are in the grip of a bear market, sinking 20 percent or more from their peaks. A total value of $27 trillion is in bear territory, as investors witness the worst start to a year on record.

Kavilco’s portfolio was negatively impacted by the fallout of the U.S. stock market, which is in a corrective phase but projected to deteriorate to a bear market as 2016 starts to unfold. The majority of the unrealized losses are in oil and gas refinement, transportation and exploration. The utilities are the best performing U.S. stock sector this year and are reflected in the portfolio with some healthy unrealized gains.

The U.S. Treasury bond market yields are heading down primarily due to investors parking their cash in the safety of treasuries to wait out the negative volatility in the global equity markets. Another major factor in decline in interest rates is deflation. With the exception of zinc, all commodities are in a severe bear market. Accordingly, long-term inflation rate expectations are excessively low. It’s hard to believe that 45% of the major country bond markets have negative yields.

The average yield of the corporate bond portfolio is in excess of 5%. There is no income generating investments to make up lost revenue from maturing corporate bonds. There is $3,676,000 in bonds maturing over the next year and proceeds from the bonds will be reinvested in equities that yield in the 3% to 3.5% range. Accordingly, there will be a reduction in income that will impact your dividend. This reinvestment battle has been going on for the last four years.

Original Shareholder David Ramiskey 1962-2016

David Ramiskey passed away January 30th, 2016 in Seattle at the age of 53. David will be missed by friends and family. David is predeceased by his mother, original shareholder Rosemarie (Young, Ramiskey) Trambitas

Original Shareholder Herbert F. Lawrence, Sr. 1935-2016

Herbert F. Lawrence, Sr. was put to rest at the National Cemetery in Kent, WA. He spent six years in the Air Force, 37 years working for Willis Air in Ketchikan then moved to Federal Way when they merged with Alaska Air. When Herbert retired he was lead Mechanic for Alaska Air at Seatac. Herbert will be missed by friends and family.

Board Member Highlight

Frederick Otilius Olsen, Jr., resident of Kasaan, AK has served Kavilco, and Kavilco shareholders as a Director on the Board since 2012.

Fred has made a great impression with Board members, staff, and shareholders in his first few years as a Director on the Kavilco Board.

Fred is also serving as the Vice President on the Kasaan Haida Heritage Foundation and is active in organizing at the Annual Meeting of Shareholders.

Having a Board Member that lives in Kasaan year round has proven to be a definite asset for Kavilco.